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                                                                    EXHIBIT 10.1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE.

                           MICROSTRATEGY INCORPORATED

                             SENIOR PROMISSORY NOTE
                                DUE JULY 31, 2003

No. 1                                                             August 6, 2002
$1,773,913.04

     FOR VALUE RECEIVED, MICROSTRATEGY INCORPORATED, a Delaware corporation (the "Company"), hereby promises to pay to the order of FISHER CAPITAL LTD. or registered assigns ("Holder") the amount set out above (as reduced pursuant to the terms hereof pursuant to repayment, prepayment or otherwise, the "Principal") when due, whether upon acceleration, repayment, prepayment or otherwise (in each case in accordance with the terms hereof) and to pay interest ("Interest") on any outstanding Principal at the rate of 7.5% per annum, subject to adjustment pursuant to Section 3(b)(i) (the "Interest Rate"), from the date set out above (the "Issuance Date") until the same is paid, whether upon acceleration, repayment, prepayment or otherwise (in each case in accordance with the terms hereof). This Note is one of the Promissory Notes issued pursuant to the Second Redemption and Exchange Agreement dated July 30, 2002 among the Company, the Holder and the other Investor set forth therein (the "Second Exchange Agreement").

     (1) PAYMENT OF PRINCIPAL. The Company will pay the Principal, together with all accrued but unpaid interest, by wire transfer of immediately available funds to the Holder on July 31, 2003 (the "Maturity Date"). The obligations of the Company under this Note are absolute and shall not be subject to any set-off or counterclaim by the Company against the Holder, whether pursuant to the Second Exchange Agreement or otherwise.

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     (2)  INTEREST; INTEREST RATE. Interest on this Note shall accrue daily at the Interest Rate on the Principal outstanding hereunder. Interest shall be due and payable semi-annually by the Company on January 31 and July 31 of each year, commencing on January 31, 2003.

     (3)  EVENTS OF DEFAULT.

          (a) Definition. For purposes of this Note, the occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

               (i)   the Company fails to pay when due the Principal;

               (ii) the Company fails to pay within three (3) days of when due accrued but unpaid Interest due under this Note;

               (iii) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent; or any order for relief with respect to the Company is entered under the Federal Bankruptcy Code; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company, or of any substantial part of the assets of the Company, or commences any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company and either (A) the Company by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within sixty (60) days;

               (iv) any acceleration prior to maturity of any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of at least $1,000,000 for money borrowed which is borrowed or guaranteed by the Company, whether such indebtedness or guarantee now exists or shall be created hereafter;

               (v) the sale, merger, consolidation, dissolution or liquidation of the Company;

               (vi) the Company fails to comply with the provisions of Section 4(m) of the Second Exchange Agreement;

               (vii) the Company fails to perform or observe any other provision contained in this Note, the Second Exchange Agreement or the Company's Certificate of Designations, Preferences and Rights of its Series F Convertible Preferred Stock, except, in the case of a failure to perform or observe a provision which can be cured, only if such failure

                                      -2-

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continues for a period of at least ten (10) days after the Company receives notice of or otherwise becomes aware of such failure; or

               (viii) any representation or warranty contained in the Second Exchange Agreement was false or misleading in any material respect on the date made.

          (b)  Consequences of Events of Default.

               (i) If an Event of Default has occurred, the Interest Rate on this Note will increase immediately to an annual rate equal to 15% per annum.

               (ii) If an Event of Default has occurred, the holder of this Note may demand (by written notice delivered to the Company) immediate payment of all of the Principal (plus accrued but unpaid Interest thereon).

               (iii) The Holder will also have any other rights which such holder may have been afforded under any contract or agreement at any time or any other rights which the Holder may have pursuant to applicable law.

     (4) PREPAYMENT. Notwithstanding anything herein to the contrary, The Company may pay without penalty the Principal, together with all accrued but unpaid Interest, at any time prior to the Maturity Date.

     (5) SENIORITY. Payments of Principal, Interest and other payments under this Note shall rank senior to the indebtedness of the Company under the Company's 7 1/2% Series A Unsecured Notes, and pari passu with (i) the Company's indebtedness for borrowed money, equipment leases or other capitalized lease obligations existing as of the Issuance Date ("Existing Debt") and (ii) all of the Company's indebtedness other than for borrowed money. So long as any Principal is outstanding, the Company shall not issue or incur any indebtedness for borrowed money, equipment leases or other capitalized lease obligations and shall not permit any of its subsidiaries to issue or incur any indebtedness for borrowed money, except for (A) refinancings of Existing Debt in an amount not to exceed the principal amount of the debt refinanced as of the date it is refinanced, (B) indebtedness under the Amended and Restated Loan and Security Agreement among Foothill Capital Corporation, the Company and MicroStrategy Services Corporation dated as of June 14, 2001, as amended prior to the Issuance Date (the "Foothill Facility"), (C) from and after the termination and satisfaction in full of the Foothill Facility, any indebtedness and any other obligations, in an aggregate principal amount not to exceed $10,000,000, outstanding from time to time (I) under one or more secured credit facilities between the Company and/or its subsidiaries and an unaffiliated lender pursuant to which advances or other extensions of credit are made based on a borrowing base or other asset-based formula or (II) to Bank of America with respect to letters of credit issued for the benefit of the Company, secured by a corresponding amount of cash or cash equivalents and (D) indebtedness that ranks junior in right of payment and priority to this Note.

                                      -3-

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     (6)  AMENDMENT AND WAIVER. The written consent of the Company and the
Holder shall be required for any change or amendment to this Note. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Holder.

     (7) TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company. This Note applies, inures to the benefit of, and binds the successors and assigns of the parties hereto. Notwithstanding the foregoing sentence, the Company shall not assign its obligations hereunder without the prior written consent of the Holder.

     (8)  REISSUANCE OF THIS NOTE.

          (a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 8(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 8(d)) to the Holder representing the outstanding Principal not being transferred.

          (b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 8(d)) representing the outstanding Principal.

          (c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 8(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

          (d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 8(a) or Section 8(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v)

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shall represent accrued but unpaid Interest on the Principal of this Note from the Issuance Date, as provided in Section 2.

     (9) REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and the Second Exchange Agreement at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (10) PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including but not limited to attorneys' fees and disbursements.

     (11) CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

     (12) FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     (13) NOTICES; PAYMENTS.

          (a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with
Section 9(f) of the Second Exchange Agreement. The Company shall provide the Holder with prompt written

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notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore.

          (b) Payments. All payments of Principal and Interest shall be made by wire transfer of immediately available funds in accordance with the Holder's written wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day.

     (14) CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

     (15) WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Second Exchange Agreement.

     (16) GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the state of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

                                    MICROSTRATEGY INCORPORATED


                                    By:    /s/ Eric F. Brown
                                           ---------------------------------
                                    Name:  Eric F. Brown
                                    Title: President and Chief Financial Officer